EXHIBIT 99.1

j2 Global Communications

© j2 Global Communications 2007

Jefferies Third Annual Internet Conference

February 28, 2007

Future operating results

  Subscriber growth and retention

  Earnings growth and expectations

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes, including impact of adoption of FIN 48

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “Financial
Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of February 28, 2007 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.
Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of February 28, 2007 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Higher than expected tax rates or exposure to additional income or other tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/27/06 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global Communications

IP Fax	Voice	Unified Communications	Email
eFax	eVoice	jConnect	electricm@il
UniFax		onebox	M4 INTERNET
SEND2FAX			

© j2 Global Communications 2007

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging as a Service

Core j2 Global Assets

11.4 Million Subscribed Telephone Numbers (DIDs) (as of 06/30/06)

Global Advanced Messaging Network

2000+ cities in 34 countries on 5 continents

15.4 MM+ unique DIDs worldwide in inventory (as of 06/30/06)

Patented Technology

A portfolio of 32 issued U.S. patents, and numerous pending U.S. patent applications, issued foreign patents and pending foreign applications

Licensing programs designed to monetize the portfolio

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong Financial Position

10 consecutive years of Revenue growth

4 consecutive years of positive and growing Operating Earnings

Approximately $200 MM of cash & investments to fund growth

Nominal amount of debt

Subscriber Acquisition

Individuals

Targeted Web marketing (e.g. AOL, MSN, Yahoo!, Google, CareerBuilder, Earthlink)

Sold primarily through: www.eFax.com , www.j2.com, www.onebox.com,
www.evoice.com and www.evoicereceptionist.com

Use of proprietary Life Cycle Management

Advertising & Calling-Party-Pays revenue supports the free base

Small to Mid-Sized Businesses (SMBs)

Sold through: www.eFaxCorporate.com, supported by telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced email, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Small to Mid-Sized Enterprises (SMEs)

Launched in late Q4 ’05 with initial direct sales force of four

Designed for 100 - 500 DID accounts

Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Designed for > 500 DID accounts

Paid Subscription Drivers

Seven Drivers for Paid DID Additions:

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness

Search engine discovery

Accounts for approximately 50% of monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

Less than 10% of monthly paid signups

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct Enterprise/Government

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing/CPA deals

International marketing programs in Europe

SME sales

j2 Global Communications

DOCUMENT STORAGE SERVICES

COMMUNICATIONS SERVICES

DID-BASED SERVICES

Brands	Communications Services	Features
eFax, UniFax, SEND2FAX	Fax	• Bring Your Own Number • Outlook Plug-in • Searchable Fax • OCR • eFax Developer (now live) • Enhanced Online Features
eVoice	Voice	• eVoice Receptionist (now live) • Call Forwarding
jConnect, onebox	Unified Messaging	• Simplified User Experience
electricm@il, M4	Email	• Archiving (now live) • Secure Email
	New Markets	

© j2 Global Communications 2007

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Service Roadmap

Financial Guidance

Financial Guidance

$217 - $229

Revenues (millions)            ~ $181

Fiscal Year

2007

                                          Fiscal Year

                                          2006

j2 Global Communications

j2 Global

© j2 Global Communications 2007

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